SignalPoint Global Alpha Fund

Class A: SPGAX Class C: SPGCX Class I: SPGFX

summary PROSPECTUS

FEBRUARY 1, 2016

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund at www.signalpointfunds.com/ . You can also get this information at no cost by calling 1-866-691-2120, emailing info@signalpointfunds.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, each dated February 1, 2016, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

Fund Summary – SignalPoint Global Alpha Fund

Investment Objective: The Fund's goal is to achieve long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 11 and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 41 and Waiver of Up-Front Sales Charge on Class A Shares on page 42.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	1.08%	1.08%	1.08%
Acquired Fund Fees and Expenses,1	0.57%	0.57%	0.57%
Total Annual Fund Operating Expenses	2.90%	3.65%	2.65%
Fee Waiver and/or Expense Reimbursement [2]	(0.84)%	(0.84)%	(0.84)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.06%	2.81%	1.81%

1 Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial

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statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

2The Advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit operating expenses (excluding front-end or contingent deferred loads, any Rule 12b-l fees, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses or extraordinary expenses, such as litigation) at 1.24% through January 31, 2017. This agreement may only be terminated by the Fund's Board of Trustees on 60 days’ written notice to the Advisor, by the Advisor with the consent of the Board and upon the termination of the Management Agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits and any expense limits in place at the time of recoupment.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C	Class I
1	$772	$284	$184
3	$1,346	$1,040	$744
5	$1,945	$1,817	$1,330
10	$3,556	$3,852	$2,921

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. The portfolio turnover rate of the Fund for the fiscal year ended September 30, 2015 was 3% of the value of its portfolio.

Principal Investment Strategies:

The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of industry sector based and geographically based exchange traded funds (“ETFs”) providing exposure to approximately 1200 different companies and commodities. Industry sector ETFs invest in companies that operate in a particular industry or sector of the economy. Geographically based ETFs confine their investments to securities from a specified geographical area. Under normal market conditions, the Fund’s equity exposure is designed to have a weighting of approximately 60% in domestic ETFs, which Signal Point Capital Management, LLC (“SignalPoint” or the “Advisor”), the Fund’s investment advisor, defines as ETFs that generally invest in companies that are listed on U.S. exchanges or organized in the U.S.) and 40% in international ETFs, which SignalPoint defines as ETFs that generally invest in companies that are economically tied to, or organized in, countries outside the United States. The domestic exposure is invested primarily in industry sector based ETFs, while the international exposure is achieved with geographically defined ETFs. The Fund also may hold cash, money market instruments or high-quality, short-term debt instruments for liquidity and risk management purposes.

The ETFs in which the Fund invests may have holdings (i) in any industry sector, including, but not limited to technology, financials, health care, consumer staples and basic materials, (ii) in any geographic market, including, but not limited to, emerging markets, and (iii) in securities of companies of any market capitalization. The Fund’s investment model (described in more detail below) assists SignalPoint in determining the sectors and geographic area allocations for the Fund.

SignalPoint primarily uses a proprietary trading discipline to tactically manage the Fund holdings. SignalPoint establishes pre-determined price targets that direct the buys and sells of individual ETFs without the influence of market

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sentiment. SignalPoint’s goal is to steadily and methodically trim the Fund’s positions in ETFs of a particular industry sector when share prices in that particular industry sector increase and to systematically add to the Fund’s positions in ETFs of a particular industry sector when share prices in that particular industry sector decrease. Decisions as to trimming the Fund’s ETF positions or adding to the Fund’s ETF are also made based on the level of risk in the markets as determined by SignalPoint’s Market Risk Indicator (“MRI”). The MRI is a tactical, quantitative risk assessment model that analyzes and continuously monitors market data such as relative valuation, speculation, and divergence and IPO actively. Generally, (i) as the level of risk in the overall market rises, as measured by MRI, the Fund will decrease, or incrementally sell shares of, its positions in rising industry sector ETFs and (ii) as the level of risk in the overall market decreases, as measured by MRI, the Fund will increase, or buy shares of, its positions in declining industry sector ETFs. SignalPoint’s trading disciple involves using cash allocations as the primary mechanism for controlling the level of risk in the Fund. Generally, the Fund’s cash allocation will increase as the level of risk increases or decrease as the level of risk decreases, as measured by MRI.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its goal. The Fund's net asset value and returns will vary and you could lose money on your investment in the Fund. The following summarizes the principal risks of the Fund which may adversely affect the net asset value, total return and the value of the Fund and your investment.

Acquired Fund Risk. Because the Fund invests in other investment companies such as ETFs, the value of your investment will fluctuate in response to the performance of the acquired funds. Investing in acquired funds involves certain additional expenses and certain tax results that would not arise if you invested directly in the securities of the acquired funds.

Commodity Risk. Commodity-related risks include production risks caused by unfavorable weather, animal and plant disease, geologic and environmental factors. Commodity-related risks also include unfavorable changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Currency Risk. The Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Additionally, certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Emerging Markets Risk. Investing in emerging markets involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

Foreign Exposure Risk.  Special risks associated with investments in foreign markets may include less liquidity, greater volatility, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

Management Risk. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Industry Sector Risk. The Fund may be subject to the risk that its assets are invested in a particular industry sector or group of industry sectors in the economy and as a result, the value of the Fund may be adversely impacted by events or developments in a industry sector or group of industry sectors.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio. The net asset value of the Fund will fluctuate based on changes in the value of the securities in which the Fund invests. The Fund invests in securities that may be more volatile and

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carry more risk than some other forms of investment. The price of securities may rise or fall because of economic or political changes.

Small and Mid Capitalization Stock Risk.   The earnings and prospects of smaller-sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Smaller-sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

Performance:

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund by showing the total return of its Class A shares for each full calendar year, and by showing how its average annual returns compare over time with those of a broad measure of market performance. Although Class C and I shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class C and I shares would be different from Class A shares because Class C and I shares have different expenses than Class A shares. Sales charges are reflected in the information shown below in the table, but the information shown in the bar chart does not reflect sales charges, and, if it did, returns would be lower. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by calling 1-866-691-2120.

During the periods shown in the bar chart, the highest return for a quarter was 6.05% (quarter ended March 31, 2013), and the lowest return for a quarter was (9.24%) (quarter ended September 30, 2015).

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Average Annual Total Returns

(for the periods ended

December 31, 2015)

Class A	1 Year	Since inception (10/16/12)
Return Before Taxes	(11.66)%	1.76%
Return After Taxes on Distributions	(11.83)%	1.45%
Return After Taxes on Distributions and Sale of Fund Shares	(6.49)%	1.27%
Class C
Return Before Taxes	(8.03)%	2.84%
Class I
Return Before Taxes	(6.01)%	3.92%
MSCI World Index (reflects no deduction for fees, expenses or taxes)	(0.87)%	9.34%
Blended Index* (reflects no deduction for fees, expenses or taxes)+	(0.48)%	7.05%

+Represents a 75%/25% blend of the MSCI World Index and the Citigroup 90- Day Treasury Bills Index

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for Class C shares and Class I shares will vary.

Advisor: SignalPoint Capital Management, LLC is the Fund’s investment advisor.

Portfolio Manager: Thomas M. Veale, Chief Investment Officer and Vice President of the Advisor, serves as the Fund’s Portfolio Manager. He has served the Fund in this capacity since the Fund commenced operations in 2012.

Purchase and Sale of Fund Shares: The minimum initial investment in Class A shares and Class C shares of the Fund is $2,500 for regular and IRA accounts, or $100 for an automatic investment plan account. The minimum subsequent investment in the Fund is $50. The minimum initial investment in the Class I shares of the Fund is $250,000 for all accounts. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax- deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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